Exhibit 99

     Contacts:
     Veronica L. Rosa                                        Steve Eck
     Investor Relations                                      Media Relations
     610-408-7196                                            610-408-7295
     vrosa@ikon.com                                          seck@ikon.com


             IKON OFFICE SOLUTIONS ANNOUNCES SECOND QUARTER RESULTS

          Company Reports Revenue Growth Year-to-Year and Sequentially

                Company Continues to Invest in Growth Initiatives

Valley Forge, Pennsylvania - April 26, 2000 - IKON Office Solutions (NYSE: IKN) today reported results for the second quarter of fiscal 2000. IKON reported net income of $34.9 million, or $.23 per common share, including a one-time gain from insurance proceeds of $.06 per common share, for the quarter ended March 31, 2000, compared to net income of $22.9 million, or $.15 per common share, for the comparable period in 1999.

Revenues for the quarter were $1.38 billion, a 1% increase from the same period a year ago and a 4% increase from the first quarter of fiscal 2000. Leading the revenue growth in the quarter was the Company's equipment business, which experienced growth of 9% over the first quarter of fiscal 2000, primarily in digital, color and high-end segment 3-6 sales.

"The performance of the Company continues to improve and we are making progress on a number of growth initiatives, including substantial improvements in sales productivity," said James J. Forese, President and Chief Executive Officer. "Our strong equipment growth enabled us to exceed our revenue expectations for the quarter. Driving this success is a turnaround in our core equipment business, which we have been rebuilding and realigning for growth in markets such as high-end and print-on-demand solutions, digital and color, and integrated solutions. We also continued to experience double-digit growth in our facilities management business for the quarter.

"Revenues in our Technology Services group continue to be impacted by a softened demand in the industry for internal network integration services as companies shift focus to external Internet-based application development. We have formed an eBusiness development group that consolidates our strong capabilities in this area to take advantage of this growth market," Mr. Forese continued.

Gross margins for the quarter declined from 37.0% to 36.4% year-to-year. This decline was primarily the result of lower service margins offset by an improvement in equipment margins. Lower service margins were attributable to decreased productivity as the Company implements new digital technology and new training programs. Also contributing to the decline in service margins was a reduction in service revenues from the Company's Technology Services business.

"Over the past two years, we have invested in the development of a strong infrastructure, and we are making steady gains in implementing our ongoing competitiveness and productivity initiatives. These actions enable us to invest in our growth initiatives and execute our strategy of providing the high-end, integrated solutions that our customers require," stated Mr. Forese.

Since the beginning of its fiscal second quarter on January 1st, the Company has continued to pursue initiatives that leverage its strengths and take advantage of growth opportunities, as follows:

o Completed 70% of its plan to expand sales coverage by an additional 400-500 sales representatives with a focus on key growth areas such as color, high-volume, major accounts and outsourcing;

o    Improved sales force productivity by 17% compared to the previous year;

o Launched a branding campaign to position the Company using the theme, "The Way Business Gets Communicated";

o Expanded its high-end, digital solutions for the production market by launching the Canon imageRUNNER 110 and the Ricoh Aficio 850 with a cluster print configuration late in the quarter;

o Launched Digital Express(R) 2000, a Web-based document management solution to leverage IKON's robust network of digital production centers for print-on-demand solutions;

o Formed key alliances with leading vendors, such as Adobe Systems and Splash Technology, for new digital document workflow and color solutions, respectively, and also with Fatbrain.com to offer a Web-based enterprise solution for information management using IKON's Digital Express(R) 2000 network for on-demand printing of documentation; and

o Formed a new eBusiness Development group in Technology Services to leverage IKON's recognized technical expertise in eCommerce and infrastructure development.

"We are moving forward with these growth initiatives to expand our existing businesses and capture opportunities in new markets. In the short term, given some of the issues confronting our business such as service margins, the performance of Technology Services, and potential pricing pressure in the industry, we are cautiously optimistic about our earnings performance for the remainder of the year. However, we firmly believe that we are making steady progress in building our business and remain optimistic about IKON's long-term outlook for growth and profitability," Mr. Forese concluded.

A complete replay of IKON's conference call with investors will be available over the Internet on IKON's investor relations home page later today. To listen, go to www.ikon.com and click on Invest in IKON.

IKON Office Solutions (www.ikon.com) is one of the world's leading providers of products and services that help businesses communicate. IKON provides customers with total business solutions for every office, production and outsourcing need, including copiers and printers, color solutions, distributed printing, facilities management, imaging and legal outsourcing solutions, as well as network design and consulting, application development and technology training.

With fiscal 1999 revenues of $5.5 billion, IKON has approximately 900 locations worldwide including the United States, Canada, Mexico, the United Kingdom, France, Germany, Ireland, and Denmark.

This news release includes information which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to: statements concerning expected revenue growth, cost savings and increased productivity and margins resulting from IKON's growth and productivity initiatives; and IKON's full year performance. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to, risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 1999 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

                                      # # #

IKON Office Solutions, Inc.                                                                             Exhibit 99
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                        Second Quarter Fiscal
                                                                 ----------------------------------
                                                                       2000               1999             % Change
                                                                 -----------------    -------------     ---------------
Revenues
Net sales                                                      $          727,929   $      720,062            1.1 %
Service and rentals                                                       571,329          585,662           (2.4)
Finance income                                                             81,070           66,926           21.1
---------------------------------------------------------------------------------------------------
                                                                        1,380,328        1,372,650            0.6
---------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                        484,074          492,363           (1.7)
Service and rental costs                                                  353,831          342,832            3.2
Finance interest expense                                                   39,508           29,306           34.8
Selling and administrative                                                424,559          453,888           (6.5)
---------------------------------------------------------------------------------------------------
                                                                        1,301,972        1,318,389           (1.2)
---------------------------------------------------------------------------------------------------

Operating income                                                           78,356           54,261
Interest expense                                                           17,626           18,995           (7.2)
---------------------------------------------------------------------------------------------------
Income before income taxes                                                 60,730           35,266
Income taxes                                                               25,877           12,399
---------------------------------------------------------------------------------------------------
Net income                                                     $           34,853   $       22,867
                                                                 =================    =============


Basic Earnings Per Common Share                                             $0.23            $0.15
                                                                 =================    =============

Diluted Earnings Per Common Share                                           $0.23            $0.15
                                                                 =================    =============

Weighted Average Common Shares Outstanding, Basic                         149,297          148,601
                                                                 =================    =============

Weighted Average Common Shares Outstanding, Diluted                       149,592          148,870
                                                                 =================    =============


Operations Analysis:
      Gross profit %, net sales                                             33.5%            31.6%
      Gross profit %, service and rentals                                   38.1%            41.5%
      Gross profit %, finance subsidiaries                                  51.3%            56.2%
      Total gross profit %                                                  36.4%            37.0%
      Selling and administrative as a % of revenue                          30.8%            33.1%
      Operating income as a  % of revenue                                    5.7%             4.0%



IKON Office Solutions, Inc.                                                                            Exhibit 99
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)
EXCLUDING SPECIAL ITEMS

                                                                       Second Quarter Fiscal
                                                                   -------------------------------
                                                                       2000              1999             % Change
                                                                   -------------     -------------     ---------------
Revenues
Net sales                                                        $      727,929    $      720,062            1.1 %
Service and rentals                                                     571,329           585,662           (2.4)
Finance income                                                           81,070            66,926           21.1
--------------------------------------------------------------------------------------------------
                                                                      1,380,328         1,372,650            0.6
--------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                      484,074           492,363           (1.7)
Service and rental costs                                                353,831           342,832            3.2
Finance interest expense                                                 39,508            29,306           34.8
Selling and administrative                                              441,559           453,888           (2.7)
--------------------------------------------------------------------------------------------------
                                                                      1,318,972 *       1,318,389            0.0
--------------------------------------------------------------------------------------------------

Operating income                                                         61,356            54,261
Interest expense                                                         17,626            18,995           (7.2)
--------------------------------------------------------------------------------------------------
Income before taxes                                                      43,730            35,266
Income taxes                                                             18,387            12,399
--------------------------------------------------------------------------------------------------
Net income                                                       $       25,343    $       22,867
                                                                   =============     =============


Basic Earnings Per Common Share                                           $0.17             $0.15
                                                                   =============     =============

Diluted Earnings Per Common Share                                         $0.17             $0.15
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Basic                       149,297           148,601
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Diluted                     149,592           148,870
                                                                   =============     =============




Operations Analysis:
      Gross profit %, net sales                                           33.5%             31.6%
      Gross profit %, service and rentals                                 38.1%             41.5%
      Gross profit %, finance subsidiaries                                51.3%             56.2%
      Total gross profit %                                                36.4%             37.0%
      Selling and administrative as a % of revenue                        32.0%             33.1%
      Operating income as a  % of revenue                                  4.4%              4.0%


* Excludes $17,000 of shareholder litigation insurance proceeds.


This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.


IKON Office Solutions, Inc.                                                                            Exhibit 99
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                         Year To Date Fiscal
                                                                   -------------------------------
                                                                       2000              1999             % Change
                                                                   -------------     -------------     ---------------
Revenues
Net sales                                                        $    1,396,411    $    1,427,781           (2.2)%
Service and rentals                                                   1,154,250         1,186,921           (2.8)
Finance income                                                          162,167           154,365            5.1
--------------------------------------------------------------------------------------------------
                                                                      2,712,828         2,769,067           (2.0)
--------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                      935,166           964,109           (3.0)
Service and rental costs                                                699,269           692,713            0.9
Finance interest expense                                                 78,960            61,986           27.4
Selling and administrative                                              862,782           922,851           (6.5)
Restructuring and asset impairment charge                               105,340
--------------------------------------------------------------------------------------------------
                                                                      2,681,517         2,641,659            1.5
--------------------------------------------------------------------------------------------------

Operating income                                                         31,311           127,408
Interest expense                                                         33,620            38,542          (12.8)
--------------------------------------------------------------------------------------------------
(Loss) income before income taxes                                        (2,309)           88,866
Income taxes                                                             18,474            37,323
--------------------------------------------------------------------------------------------------
Net (loss) income                                                $      (20,783)   $       51,543
                                                                   =============     =============


Basic (Loss) Earnings Per Common Share                                   ($0.14)            $0.35
                                                                   =============     =============

Diluted (Loss) Earnings Per Common Share                                 ($0.14)            $0.35
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Basic                       149,283           148,468
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Diluted                     149,283           148,882
                                                                   =============     =============


Operations Analysis:
      Gross profit %, net sales                                           33.0%             32.5%
      Gross profit %, service and rentals                                 39.4%             41.6%
      Gross profit %, finance subsidiaries                                51.3%             59.8%
      Total gross profit %                                                36.8%             37.9%
      Selling and administrative as a % of revenue                        31.8%             33.3%
      Operating income as a  % of revenue                                  1.2%              4.6%

IKON Office Solutions, Inc.                                                                            Exhibit 99
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)
EXCLUDING SPECIAL ITEMS

                                                                        Year To Date Fiscal
                                                                   -------------------------------
                                                                       2000              1999             % Change
                                                                   -------------     -------------     ---------------
Revenues
Net sales                                                        $    1,396,411    $    1,427,781           (2.2)%
Service and rentals                                                   1,154,250         1,186,921           (2.8)
Finance income                                                          162,167           140,032           15.8
--------------------------------------------------------------------------------------------------
                                                                      2,712,828         2,754,734 **        (1.5)
--------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                      935,166           964,109           (3.0)
Service and rental costs                                                699,269           692,713            0.9
Finance interest expense                                                 78,960            61,986           27.4
Selling and administrative                                              879,782           922,851           (4.7)
--------------------------------------------------------------------------------------------------
                                                                      2,593,177 *       2,641,659           (1.8)
--------------------------------------------------------------------------------------------------

Operating income                                                        119,651           113,075
Interest expense                                                         33,620            38,542          (12.8)
--------------------------------------------------------------------------------------------------
Income before taxes                                                      86,031            74,533
Income taxes                                                             37,845            31,590
--------------------------------------------------------------------------------------------------
Net income                                                       $       48,186    $       42,943
                                                                   =============     =============


Basic Earnings Per Common Share                                           $0.32             $0.29
                                                                   =============     =============

Diluted Earnings Per Common Share                                         $0.32             $0.29
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Basic                       149,283           148,468
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Diluted                     149,513 ***       148,882
                                                                   =============     =============


Operations Analysis:
      Gross profit %, net sales                                           33.0%             32.5%
      Gross profit %, service and rentals                                 39.4%             41.6%
      Gross profit %, finance subsidiaries                                51.3%             55.7%
      Total gross profit %                                                36.8%             37.6%
      Selling and administrative as a % of revenue                        32.4%             33.5%
      Operating income as a % of revenue                                   4.4%              4.1%


* Excludes $17,000 of shareholder litigation insurance proceeds and $105,340 restructuring and asset impairment charge

**   Excludes $14,333 gain on asset securitization

*** As a result of exclusion items, shares that were previously excluded because of a net loss, are now included in the diluted earnings per share calculation

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.


IKON Office Solutions, Inc.                                                                            Exhibit 99
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                   Second Quarter    First Quarter
                                                                      Fiscal            Fiscal
                                                                       2000              2000             % Change
                                                                   -------------     -------------     ---------------
Revenues
Net sales                                                        $      727,929    $      668,482            8.9 %
Service and rentals                                                     571,329           582,921           (2.0)
Finance income                                                           81,070            81,097            0.0
--------------------------------------------------------------------------------------------------
                                                                      1,380,328         1,332,500            3.6
--------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                      484,074           451,092            7.3
Service and rental costs                                                353,831           345,438            2.4
Finance interest expense                                                 39,508            39,452            0.1
Selling and administrative                                              424,559           438,223           (3.1)
Restructuring and asset impairment charge                                                 105,340
--------------------------------------------------------------------------------------------------
                                                                      1,301,972         1,379,545           (5.6)
--------------------------------------------------------------------------------------------------

Operating income (loss)                                                  78,356           (47,045)
Interest expense                                                         17,626            15,994           10.2
--------------------------------------------------------------------------------------------------
Income (loss) before income taxes (benefit)                              60,730           (63,039)
Income taxes (benefit)                                                   25,877            (7,403)
--------------------------------------------------------------------------------------------------
Net income (loss)                                                $       34,853    $      (55,636)
                                                                   =============     =============


Basic Earnings (Loss) Per Common Share                                    $0.23            ($0.37)
                                                                   =============     =============

Diluted Earnings (Loss) Per Common Share                                  $0.23            ($0.37)
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Basic                       149,297           149,279
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Diluted                     149,592           149,279
                                                                   =============     =============


Operations Analysis:
      Gross profit %, net sales                                           33.5%             32.5%
      Gross profit %, service and rentals                                 38.1%             40.7%
      Gross profit %, finance subsidiaries                                51.3%             51.4%
      Total gross profit %                                                36.4%             37.3%
      Selling and administrative as a % of revenue                        30.8%             32.9%
      Operating income (loss) as a  % of revenue                           5.7%             (3.5%)




IKON Office Solutions, Inc.                                                                            Exhibit 99
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)
EXCLUDING SPECIAL ITEMS
                                                                   Second Quarter    First Quarter
                                                                      Fiscal            Fiscal
                                                                       2000              2000             % Change
                                                                   -------------     -------------     ---------------
Revenues
Net sales                                                        $      727,929    $      668,482            8.9 %
Service and rentals                                                     571,329           582,921           (2.0)
Finance income                                                           81,070            81,097            0.0
--------------------------------------------------------------------------------------------------
                                                                      1,380,328         1,332,500            3.6
--------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                      484,074           451,092            7.3
Service and rental costs                                                353,831           345,438            2.4
Finance interest expense                                                 39,508            39,452            0.1
Selling and administrative                                              441,559           438,223            0.8
--------------------------------------------------------------------------------------------------
                                                                      1,318,972 *       1,274,205 **         3.5
--------------------------------------------------------------------------------------------------

Operating income                                                         61,356            58,295
Interest expense                                                         17,626            15,994           10.2
--------------------------------------------------------------------------------------------------
Income before taxes                                                      43,730            42,301
Income taxes                                                             18,387            19,458
--------------------------------------------------------------------------------------------------
Net income                                                       $       25,343    $       22,843
                                                                   =============     =============


Basic Earnings Per Common Share                                           $0.17             $0.15
                                                                   =============     =============

Diluted Earnings Per Common Share                                         $0.17             $0.15
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Basic                       149,297           149,279
                                                                   =============     =============

Weighted Average Common Shares Outstanding, Diluted                     149,592           149,443 ***
                                                                   =============     =============


Operations Analysis:
      Gross profit %, net sales                                           33.5%             32.5%
      Gross profit %, service and rentals                                 38.1%             40.7%
      Gross profit %, finance subsidiaries                                51.3%             51.4%
      Total gross profit %                                                36.4%             37.3%
      Selling and administrative as a % of revenue                        32.0%             32.9%
      Operating income as a  % of revenue                                  4.4%              4.4%


*    Excludes $17,000 of shareholder litigation insurance proceeds.
**   Excludes $105,340 of restructuring and asset impairment charge.
*** As a result of exclusion items, shares that were previously excluded because of a net loss, are now included in the diluted earnings per share calculation

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.